UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 5, 2006

THE DRESS BARN, INC.
(Exact name of registrant as specified in its charter)

Connecticut
(State or other Jurisdiction of Incorporation)

0-11736	06-0812960
Commission File	(I.R.S. Employer
Number)	Identification No.)

30 Dunnigan Drive, Suffern, New York	10901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(845) 369-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ss General Instruction A.2. below):

□	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 5, 2006, The Dress Barn, Inc. issued a press release disclosing its sales results for its fiscal month of December 2005. A copy of this press release is attached hereto as Exhibit No. 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

ITEM 8.01. OTHER EVENTS

Also on January 5, 2006, The Dress Barn, Inc. issued a press release announcing that the Company will be presenting at the SG Cowen & Co. 4th Annual Consumer Conference on January 10, 2006. A copy of this press release is furnished as Exhibit No. 99.2 to this Form 8-K and is incorporated by reference into this item 8.01.

On January 6, 2006, The Dress Barn, Inc. issued a press release announcing that the Company will be presenting at the Eighth Annual ICR XChange Conference. A copy of this press release is furnished as Exhibit No. 99.3 to this Form 8-K and is incorporated by reference into this item 8.01.

The information in Item 2.02 and Item 8.01 of Form 8-K (including Exhibit 99.1, 99.2, 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 5, 2006.

99.2	Press Release dated January 5, 2006.

99.3	Press Release dated January 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DRESS BARN, INC. (Registrant)

Date: January 6, 2006	By:	/S/ ARMAND CORREIA
Armand Correia
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 5, 2006.

99.2	Press Release dated January 5, 2006.

99.3	Press Release dated January 6, 2006.